 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Investment Company Act file number: 811-08659

The Henssler Funds, Inc.

(Exact name of registrant as specified in charter)

3735 Cherokee Street, Kennesaw, Georgia 30144

(Address of principal executive offices) (Zip code)

Gene W. Henssler

3735 Cherokee Street, Kennesaw, Georgia 30144
(Name and Address of Agent for Service)

With copy to:
Pascual LLC
Tower Place 100

3340 Peachtree Road, N.E., Suite 1690
Atlanta, Georgia 30326

Registrant’s Telephone Number, including Area Code: (800) 936-3863

Date of fiscal year end: April 30

Date of reporting period: November 1, 2017 - April 30, 2018

Item 1.	Reports to Stockholders.

The following is a copy of the Report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Henssler
Equity Fund

Lighting the Way

Annual Report

April 30, 2018

The henssler equity Fund

3735 Cherokee Street
Kennesaw, Georgia 30144

1-800-936-3863

WWW.HENSSLER.COM

Table of Contents
April 30, 2018

Shareholder Letter	1
Management’s Discussion on Fund Performance	2
Performance Update	4
Expenses	6
Top Ten Holdings & Asset Allocation	8
Schedule of Investments	9
Statement of Assets & Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to the Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Additional Information	26
Directors & Officers	27

Shareholder Letter
April 30, 2018 (Unaudited)

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund (“The Fund”). The Henssler Equity Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

If you would like to obtain periodic information regarding The Fund, we encourage you to visit our website at www.henssler.com. You may review The Henssler Equity Fund link as often as you like, as we update information regularly. Through our website, we provide details each quarter on our top 10 holdings, industry allocation and other statistics. The website also provides media appearance information and links to articles featuring commentary and insight from The Fund’s management team.

The Henssler Equity Fund is more than 19 years old since we started on June 10, 1998. On behalf of our Board of Directors and management team, we thank many of you who invested in The Fund from its very beginning. We will continue to focus our best efforts exclusively on the one fund we manage, The Henssler Equity Fund.

Yours very truly,

Gene W. Henssler, Ph.D.

William G. Lako, Jr., CFP® 1

Troy L. Harmon, CFA, C.V.A. 2, 3

This report is intended for shareholders of The Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus that contains important information including risks, investment objectives, charges and expenses. The Fund's prospectus is available, without charge, upon request by calling toll-free 1-800-936-3863. Please read and consider this information carefully before you invest or send money.

[1]	Certified Financial Planner Board of Standards Inc. owns the certification mark CFP®, CERTIFIED FINANCIAL PLANNER™ and CFP (with flame logo)® in the U.S., which it awards to individuals who successfully complete CFP Board's initial and ongoing certification requirements.
[2]	CFA Institute mark is a trademark owned by the CFA Institute.
[3]	Certified Valuation Analyst, accredited through the National Association of Certified Valuation Analysts.

Annual Report | April 30, 2018	1

Management’s Discussion On Fund Performance
April 30, 2018 (Unaudited)

As of May 21, 2018:

As any investor who watches their market values can tell you, volatility is back! While this is a change compared to recent times, volatility is common in the financial markets. What makes this different is the fact that investors were lulled to sleep by an abnormally calm 2017. Last year the S&P 500® Index1 (“S&P 500”) experienced one instance of turbulence where the market declined approximately 2.8% in a short period, then quickly recovered the loss. By comparison, history shows a loss of 5% is common. In fact, a decline of that magnitude occurs three times each year, on average, while a 10% decline occurring once each year, on average. January 2018 provided a great start for investors with the S&P 500 rising more than 7% in the month. Other indices followed suit, rising in the wake of new, lowered tax rates and an improved environment for business. Expectations for earnings growth were robust, and stock valuations were high, maybe even bloated. While these growth expectations remain, stretched valuations seem to be the catalyst for the recent downturn. From January 26, 2018 through February 8, 2018, the S&P 500 declined by more than 10%—the first time this has occurred since February of 2016!

Since that decline, we have seen earnings season bring news of above-average growth. Meanwhile, news of rising interest rates, a confirmation of economic expansion, has kept investors on edge. Market watchers honed their focus on inflation, which finally breached the Federal Reserve’s 2% target rate, leaving us to assume this means interest rates will continue to move higher in the future. Another bad sign for stock investors, but good news for the future for those who invest primarily in bonds. Although bond investments are likely to decline in the current rising interest rate environment, these investors can look forward to opportunities to gain more in interest in the future.

Given this news of growth and rising rates, it is not uncommon to see investor sentiment on edge. They seem to sell one day and buy the next, hence the increase in price volatility. However, valuations moderated over the period since the end of January as prices pulled back and earnings rose. Markets remain priced at a premium to historical averages, but not as high as they were. The price-to earnings ratio (P/E) for large company stocks as measured by the S&P 500 Index was 23.3% on May 15, 2018, while the long-term average is approximately 16.5%, representing a premium of 41% at that time. A P/E ratio is a method for valuing a company that measures its current share price relative to its per-share earnings. Smaller companies, like those comprised by the S&P 400® Mid-Cap Index2 (“S&P 400”) and the S&P 600® Small-Cap Index3 (“S&P 600”) were not as richly priced according to P/E ratios at premiums of 28.6% and 31.6%, respectively. It should also be noted that they did not decline as much in the short-term selloff. When the S&P 500 lost more than 10% in early February, the S&P 400 lost 9.6% and the S&P 600 lost 8.8%. This presents a strange situation since it is generally considered that smaller companies are riskier for investors, but this is why we watch valuations so closely.

Looking forward, we believe the volatility could be worked out once the effects of tax cuts are better understood. We are looking for increased investment from companies in the lower tax and higher depreciation environment brought on by tax reform. The Federal Reserve signaled three more rate increases for 2018, and the market recently changed to indicate that is a likely scenario. Individual Fed governors made public statements that they do not believe rate increases are likely to derail economic growth any time soon. We believe it would be healthy and likely for the markets to end the year with positive returns in the mid-single digits, in terms of percentage, given current valuation and growth potential. Higher yields will likely slow earnings growth going forward, but it will be interesting to watch financial markets given the incentives to growth provided by regulatory changes.

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Management’s Discussion On Fund Performance
April 30, 2018 (Unaudited)

Although our style may generally reduce price volatility, we note that has not been the case lately with several specific holdings providing significant price swings in The Fund. We will remain focused on fundamental valuation and growth in these interesting times and vigilant in the search for investment opportunities that should benefit investors.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

[1]	The S&P 500® Index by Standard and Poor’s Corp. is an unmanaged, market capitalization weighted index comprising of 500 issues listed on various exchanges.
[2]	The S&P Mid-Cap 400® Index by Standard and Poor’s Corp. is an unmanaged, market capitalization weighted index that measures the performance of mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.
[3]	The S&P Small-Cap 600® Index by S&P Dow Jones Industries is an unmanaged, market capitalization weighted index that measures the small-cap segment of the U.S. equity market, reflecting the distinctive risk and return characteristics of this market segment.

Annual Report | April 30, 2018	3

Performance Update
April 30, 2018 (Unaudited)

Performance of Hypothetical $10,000 Initial Investment

For the Period June 10, 1998 (inception of fund) to April 30, 2018

The graph assumes an initial $10,000 investment at June 10, 1998. All dividends and distributions are reinvested.

Average Annual Total Return

As of April 30, 2018

	One Year	Five Year	Ten Year	Since Inception	Investment Value Assuming $10,000 Investment at June 10, 1998(1)	Total Expense Ratio(3)
The Henssler Equity Fund – Investor Class	3.56%	9.34%	6.27%	6.13%	$32,667	1.48%
The S&P 500® Index	13.27%	12.96%	9.02%	6.45%	$34,649

	One Year	Three Year	Five Year	Since Inception	Investment Value Assuming $1,000,000 Investment at June 15, 2011(2)	Total Expense Ratio(3)
The Henssler Equity Fund – Institutional Class	4.22%	6.09%	9.90%	9.97%	$1,922,575	0.98%
The S&P 500® Index	13.27%	10.57%	12.96%	13.71%	$2,419,362

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Performance Update
April 30, 2018 (Unaudited)

(1)	The Henssler Equity Fund – Investor Class began operations on June 10, 1998.
(2)	The Henssler Equity Fund – Institutional Class began operations on June 15, 2011.
(3)	The Fund’s total expense ratio from the Fund’s prospectus dated August 28, 2017. The Fund bears a pro rata share of the fees and expenses of the other funds in which each fund invests (“Acquired Funds”). The operating expenses in the prospectus may not correlate to the expense ratio in The Fund’s financial statements (or the financial highlights) because the financial statements include only the direct operating expenses incurred by The Fund, not the indirect costs of investing in the Acquired Funds.

The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The performance data quoted represents past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in The Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent-month end, please contact 1-800-936-3863.

Annual Report | April 30, 2018	5

Expenses
April 30, 2018 (Unaudited)

As a shareholder of The Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in The Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of November 1, 2017 to April 30, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on The Fund’s actual expense ratio and an assumed rate of return of

5% per year before expenses, which is not The Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in The Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

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Expenses
April 30, 2018 (Unaudited)

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During period November 1, 2017 to April 30, 2018(1)	Expense Ratio(2)
Investor
Actual Fund Return	$1,000.00	$986.20	$7.73	1.57%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,017.01	$7.85	1.57%
Institutional
Actual Fund Return	$1,000.00	$989.00	$5.28	1.07%
Hypothetical Fund Return (5% return before expenses)	$1,000.00	$1,019.49	$5.36	1.07%

(1)	Expenses are equal to The Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (181), then divided by 365.
(2)	Annualized, based on The Fund's most recent fiscal half year expenses less any waivers/reimbursements.

Annual Report | April 30, 2018	7

Top Ten Holdings & Asset Allocation
April 30, 2018 (Unaudited)

Top Ten Holdings* (Percentage of Total Net Assets)

Teradata Corp.	3.09%
Citrix Systems, Inc.	2.93%
Eastman Chemical Co.	2.77%
MAXIMUS, Inc.	2.69%
Digital Realty Trust, Inc.	2.68%
Avery Dennison Corp.	2.44%
Landstar System, Inc.	2.40%
Federal Realty Investment Trust	2.38%
Premier, Inc. – Class A	2.36%
Weingarten Realty Investors	2.30%
26.04%

Asset Allocation* (Percentage of Total Net Assets)

Financials	17.28%
Information Technology	16.95%
Industrials	15.45%
Consumer Discretionary	13.00%
Materials	9.34%
Health Care	8.52%
Real Estate	7.35%
Utilities	5.94%
Consumer Staples	3.60%
Energy	1.54%
Net Cash & Cash Equivalents	1.03%
100.00%

*	Allocations subject to change and may not reflect the future position of The Fund.

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Schedule of Investments
April 30, 2018

	Shares	Value
COMMON STOCKS - 98.97%
Consumer Discretionary - 13.00%
Auto Components - 1.85%
Magna International, Inc.	12,200	$719,800

Automobiles - 1.06%
Thor Industries, Inc.	3,900	413,946

Distributors - 2.29%
Genuine Parts Co.	5,500	485,760
LKQ Corp.(1)	13,200	409,464
		895,224
Diversified Consumer Services -1.00%
Service Corp. International	10,700	390,657

Hotels, Restaurants & Leisure - 1.20%
Cheesecake Factory, Inc.	9,000	467,550

Leisure Products - 1.15%
Sturm Ruger & Co., Inc.	8,100	447,525

Multiline Retail - 0.99%
Big Lots, Inc.	9,100	386,295

Specialty Retail - 1.46%
Monro, Inc.	10,200	570,690

Textiles, Apparel & Luxury Goods - 2.00%
Michael Kors Holdings, Ltd.(1)	11,400	779,988

Total Consumer Discretionary		5,071,675
Consumer Staples - 3.60%
Food Products - 1.85%
B&G Foods, Inc.	12,800	291,200
Sanderson Farms, Inc.	3,900	433,524
		724,724

Tobacco - 1.75%
Universal Corp.	14,500	682,225

Total Consumer Staples		1,406,949
Energy - 1.54%
Energy Equipment & Services - 1.54%
Dril-Quip, Inc.(1)	14,500	601,025

Total Energy		601,025

Annual Report | April 30, 2018	9

Schedule of Investments
April 30, 2018

	Shares	Value
Financials - 17.28%
Banks - 5.20%
Commerce Bancshares, Inc.	11,081	$703,865
Cullen/Frost Bankers, Inc.	6,800	778,260
East West Bancorp, Inc.	8,200	546,284
		2,028,409
Capital Markets - 2.83%
CBOE Holdings, Inc.	6,000	640,680
Waddell & Reed Financial, Inc. - Class A	22,900	463,496
		1,104,176
Insurance - 6.31%
American Financial Group, Inc.	5,200	588,744
CNA Financial Corp.	9,100	459,186
Everest Re Group, Ltd.	1,800	418,806
Reinsurance Group of America, Inc.	2,900	433,260
Torchmark Corp.	6,500	563,810
		2,463,806
Thrifts & Mortgage Finance - 2.94%
Northwest Bancshares, Inc.	36,100	599,260
OceanFirst Financial Corp.	20,300	547,694
		1,146,954
Total Financials		6,743,345
Health Care - 8.52%
Biotechnology - 1.36%
United Therapeutics Corp.(1)	4,800	528,528

Health Care Equipment & Supplies - 1.75%
Varian Medical Systems, Inc.(1)	5,900	681,981

Health Care Providers & Services - 3.82%
DaVita, Inc.(1)	9,100	571,389
Premier, Inc. - Class A(1)	27,900	920,421
		1,491,810
Life Sciences Tools & Services - 1.59%
Waters Corp.(1)	3,300	621,753

Total Health Care		3,324,072
Industrials - 15.45%
Aerospace & Defense - 1.52%
Spirit AeroSystems Holdings, Inc. - Class A	7,400	594,738

Air Freight & Logistics - 1.38%
Expeditors International of Washington, Inc.	8,406	536,807

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Schedule of Investments
April 30, 2018

	Shares	Value
Commercial Services & Supplies - 2.61%
Cintas Corp.	3,800	$647,140
Healthcare Services Group, Inc.	9,600	370,848
		1,017,988
Electrical Equipment - 2.53%
Acuity Brands, Inc.	2,900	347,333
Hubbell, Inc.	6,173	641,128
		988,461
Industrial Conglomerates - 1.35%
Carlisle Cos., Inc.	4,900	527,877

Machinery - 2.24%
WABCO Holdings, Inc.(1)	3,000	386,970
Woodward, Inc.	6,800	489,192
		876,162
Road & Rail - 2.40%
Landstar System, Inc.	9,200	935,180

Trading Companies & Distributors - 1.42%
Watsco, Inc.	3,300	552,486

Total Industrials		6,029,699
Information Technology - 16.95%
Communications Equipment - 2.00%
F5 Networks, Inc.(1)	4,800	782,832

Electronic Equipment, Instruments & Components - 1.48%
OSI Systems, Inc.(1)	9,000	576,180

Internet Software & Services - 1.16%
NIC, Inc.	30,400	451,440

IT Services - 5.78%
MAXIMUS, Inc.	15,500	1,048,265
Teradata Corp.(1)	29,500	1,207,140
		2,255,405
Software - 6.53%
Check Point Software Technologies, Ltd.(1)	6,400	617,664
Citrix Systems, Inc.(1)	11,100	1,142,301
Synopsys, Inc.(1)	9,200	786,692
		2,546,657

Total Information Technology		6,612,514
Materials - 9.34%
Chemicals - 5.01%
Eastman Chemical Co.	10,600	1,082,048

Annual Report | April 30, 2018	11

Schedule of Investments
April 30, 2018

	Shares	Value
Chemicals (continued)
Nutrien, Ltd.	19,178	$873,174
		1,955,222
Containers & Packaging - 4.33%
Avery Dennison Corp.	9,100	953,771
Bemis Co., Inc.	17,000	735,590
		1,689,361
Total Materials		3,644,583
Real Estate - 7.35%
Equity Real Estate - 7.35%
Digital Realty Trust, Inc.	9,900	1,046,331
Federal Realty Investment Trust	8,000	926,800
Weingarten Realty Investors	32,600	895,522
		2,868,653
Total Real Estate		2,868,653
Utilities - 5.94%
Electric Utilities - 2.14%
ALLETE, Inc.	4,900	374,409
Hawaiian Electric Industries, Inc.	13,300	461,377
		835,786
Gas Utilities - 1.59%
New Jersey Resources Corp.	8,300	343,205
UGI Corp.	5,700	275,823
		619,028
Multi-Utilities - 2.21%
MDU Resources Group, Inc.	16,400	461,988
Vectren Corp.	5,700	400,539
		862,527
Total Utilities		2,317,341

TOTAL COMMON STOCKS
(COST $33,855,716)		38,619,856

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Schedule of Investments
April 30, 2018

	Shares	Value
SHORT TERM INVESTMENTS -1.14%
Federated Government Obligations Fund - Institutional Shares, 7-day Yield 1.56%	443,700	$443,700

TOTAL SHORT TERM INVESTMENTS
(COST $443,700)		443,700

TOTAL INVESTMENTS (100.11%)		39,063,556
(COST $34,299,416)

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.11%)		(43,278)

NET ASSETS (100.00%)		$39,020,278

(1)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2018	13

Statement of Assets & Liabilities
April 30, 2018

ASSETS:
Investments, at value (Cost $34,299,416)	$39,063,556
Receivables:
Investment securities sold	636
Fund shares sold	11,717
Dividends	18,024
Prepaid and other assets	4,104
Total Assets	39,098,037

LIABILITIES:
Payables:
Fund shares redeemed	37,439
Operating service fees due to adviser	15,424
Advisory fees due to adviser	15,896
Directors’ fees	9,000
Total Liabilities	77,759

Net Assets	$39,020,278

NET ASSETS CONSIST OF:
Common stock	$676
Paid-in capital	34,789,423
Accumulated net investment loss	(18,334)
Accumulated net realized loss on investments	(515,627)
Net unrealized appreciation on investments	4,764,140

Net Assets	$39,020,278

Investor Class:
Net Asset Value, offering and redemption price per share	$5.61
Net Assets	$21,555,542
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	3,839,694
Institutional Class:
Net Asset Value, offering and redemption price per share	$5.97
Net Assets	$17,464,736
Shares of common stock outstanding of $0.0001 value per share, 100,000,000 shares authorized (Note 1)	2,924,725

The accompanying notes are an integral part of these financial statements.

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Statement of Operations
For the Year Ended April 30, 2018

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $6,950)	$686,435
Total Investment Income	686,435

EXPENSES:
Operating service fees
Investor Class	175,851
Institutional Class	38,690
Advisory fees	205,856
Chief compliance officer compensation fees	71,120
Insurance fees	24,470
Directors’ fees	39,000
Total Expenses	554,987

Net Investment Income	131,448

Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(395,154)
Net change in unrealized appreciation on investments	1,881,333
Net realized and unrealized gain on investments	1,486,179

Net Increase in Net Assets Resulting from Operations	$1,617,627

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2018	15

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
FROM OPERATIONS:
Net investment income	$131,448	$287,311
Net realized gain/(loss) on investments	(395,154)	5,106,046
Net change in unrealized appreciation/(depreciation) on investments	1,881,333	(40,416)
Net Increase in Net Assets From Operations	1,617,627	5,352,941

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(174,540)	(163,010)
Institutional Class	(181,274)	(133,033)
From net realized gains on investments
Investor Class	(2,145,467)	(2,959,747)
Institutional Class	(1,495,987)	(1,514,821)
Total Distributions	(3,997,268)	(4,770,611)

CAPITAL SHARE TRANSACTIONS (Note 3):
Investor Class
Shares sold	1,188,741	1,639,672
Shares issued in reinvestment of distributions	2,280,839	3,083,173
Cost of shares redeemed	(7,609,712)	(7,971,689)
Net decrease from share transactions	(4,140,132)	(3,248,844)

Institutional Class
Shares sold	2,626,709	547,803
Shares issued in reinvestment of distributions	1,677,261	1,647,854
Cost of shares redeemed	(1,436,764)	(457,826)
Net increase from share transactions	2,867,206	1,737,831

Net Decrease in Net Assets From Capital Share Transactions	(1,272,926)	(1,511,013)

Net Decrease in Net Assets	(3,652,567)	(928,683)

NET ASSETS:
Beginning of year	42,672,845	43,601,528
End of year*	$39,020,278	$42,672,845
*Includes accumulated net investment income/(loss) of:	$(18,334)	$7,789

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Investor Class
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Year	$6.00	$5.95	$9.69		$14.29	$15.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.01	0.03	0.05		0.07	0.11
Net realized and unrealized gain/(loss) on investments	0.23	0.75	(0.18	)(2)	1.18	3.24
Total Income/(Loss) from Investment Operations	0.24	0.78	(0.13)		1.25	3.35
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.05)	(0.04)	(0.06)		(0.11)	(0.15)
From net realized gains on investments	(0.58)	(0.69)	(3.55)		(5.74)	(3.94)
Total Distributions	(0.63)	(0.73)	(3.61)		(5.85)	(4.09)
Net Asset Value - End of Year	$5.61	$6.00	$5.95		$9.69	$14.29
Total Return	3.56%	13.26%	0.25%		8.21%	22.83%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of year (000s)	$21,556	$27,059	$29,947		$50,383	$84,719
Ratio of expenses to average net assets	1.55%	1.47%	1.47%		1.37%	1.30%
Ratio of net investment income to average net assets	0.12%	0.50%	0.63%		0.51%	0.68%
Portfolio turnover rate(3)	6%	146%	155%		58%	48%

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)	The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(3)	Portfolio turnover is calculated at The Fund level.

The accompanying notes are an integral part of these financial statements.

Annual Report | April 30, 2018	17

Financial Highlights

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Institutional Class
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
PER SHARE COMMON SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Year	$6.33	$6.24	$9.98		$14.55	$15.22
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.04	0.06	0.09		0.13	0.20
Net realized and unrealized gain/(loss) on investments	0.25	0.78	(0.18	)(2)	1.21	3.27
Total Income/(Loss) from Investment Operations	0.29	0.84	(0.09)		1.34	3.47
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.07)	(0.06)	(0.10)		(0.17)	(0.20)
From net realized gains on investments	(0.58)	(0.69)	(3.55)		(5.74)	(3.94)
Total Distributions	(0.65)	(0.75)	(3.65)		(5.91)	(4.14)
Net Asset Value - End of Year	$5.97	$6.33	$6.24		$9.98	$14.55
Total Return	4.22%	13.66%	0.79%		8.79%	23.43%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of year (000s)	$17,465	$15,614	$13,654		$13,480	$13,129
Ratio of expenses to average net assets	1.05%	0.97%	0.98%		0.87%	0.80%
Ratio of net investment income to average net assets	0.61%	1.00%	1.11%		0.98%	1.26%
Portfolio turnover rate(3)	6%	146%	155%		58%	48%

(1)	Per share amounts calculated based on the average daily shares outstanding during the period.
(2)	The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.
(3)	Portfolio turnover is calculated at The Fund level.

The accompanying notes are an integral part of these financial statements.

18	WWW.HENSSLER.COM

Notes to the Financial Statements
April 30, 2018

1. ORGANIZATION

The Henssler Funds, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (“The Fund”). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company has an authorized capital of 500,000,000 shares, classified as shares of common stock with a par value of $0.0001 per share; 100,000,000 shares of which have been classified as shares of common stock of The Fund. The Fund offers Investor Class and Institutional Class shares. The Fund’s investment strategy is to seek growth of capital.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by The Fund. These policies are in conformity with principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financials Services- Investment Companies.

Accounting Estimates — In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure for contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Equity securities including common stocks and exchange-traded funds that are listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price and are classified as Level 1 of the fair value hierarchy. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at that investment company’s net asset value per share and are classified as Level 1 of the hierarchy. Valuations of variable and fixed income securities supplied by independent pricing services approved by The Fund’s Board of Directors (the “Board”) are classified as Level 2 of the hierarchy. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board and would be classified as Level 2 or 3 within the hierarchy, depending on the inputs used. Securities with maturities of sixty (60) days or less are valued at amortized cost as Level 1 or 2 within the hierarchy. See Fair Value Measurements section in the notes for additional information used to value The Fund’s investments.

Federal Income Taxes — For federal income tax purposes, The Fund currently qualifies, and intends to remain qualified, as a Regulated Investment Company (“RIC”) under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carry forwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

Annual Report | April 30, 2018	19

Notes to the Financial Statements
April 30, 2018

As of and during the year ended April 30, 2018, The Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, The Fund did not incur any interest or penalties. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders — Distributions from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Other — Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions using a form of specific identification and compares the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to The Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with The Fund’s understanding of the applicable country’s tax rules and rates.

Expenses that are specific to a class of shares of The Fund are charged directly to the share class. The Fund’s realized and unrealized gains and losses, net investment income, and expenses other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of The Fund’s investments as of the reporting period end. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

20	WWW.HENSSLER.COM

Notes to the Financial Statements
April 30, 2018

Level 1–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including The Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value The Fund’s investments as of April 30, 2018:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$38,619,856	$–	$–	$38,619,856
Short Term Investments	443,700	–	–	443,700
TOTAL	$39,063,556	$–	$–	$39,063,556

*	See Schedule of Investments for industry classification.

It is The Fund’s policy to record transfers into or out of Level 1 and Level 2 as of the end of the reporting period.

There were no transfers into or out of Levels 1 and 2 during the year ended April 30, 2018.

For the year ended April 30, 2018, The Fund did not have significant unobservable inputs (Level 3) used in determining fair value.

3.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of The Fund were as follows:

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Investor Class:
Shares sold	200,032	270,542
Shares issued in reinvestment of distributions	391,897	519,052
Less shares redeemed	(1,264,848)	(1,308,428)
Net Decrease in Shares	(672,919)	(518,834)

Institutional Class:
Shares sold	409,508	85,899
Shares issued in reinvestment of distributions	271,401	263,236
Less shares redeemed	(222,194)	(71,690)
Net Increase in Shares	458,715	277,445

Annual Report | April 30, 2018	21

Notes to the Financial Statements
April 30, 2018

4. FEDERAL INCOME TAXES AND DISTRIBUTIONS

Reclassifications: At April 30, 2018 permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to the utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications were as follows:

Paid-in Capital	$(198,211)
Accumulated Net Investment Loss	$198,243
Accumulated Net Realized Gain on Investments	$(32)

Tax Basis of Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at April 30, 2018 were as follows:

Gross unrealized appreciation for all investments in which there was an excess of value over tax cost	$6,584,808
Gross unrealized depreciation for all investments in which there was an excess of tax cost over value	(1,820,668)
Net Unrealized Appreciation	$4,764,140
Tax Cost of Investments	$34,299,416

Classifications of Distributions

Net investment income/(loss) and net realized capital gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized capital gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized capital gain was recorded by The Fund.

The tax character of the distributions paid by The Fund for the fiscal years ended April 30, 2018 and 2017, respectively, were as follows:

Distributions Paid From:	2018	2017
Ordinary Income	$418,828	$296,043
Long-Term Capital Gain	3,578,440	4,474,568
Total	$3,997,268	$4,770,611

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Notes to the Financial Statements
April 30, 2018

Components of Distributable Earnings:

At April 30, 2018, components of distributable earnings were as follows.

Accumulated net realized loss on investments	(515,627)
Other accumulated losses	(18,334)
Net unrealized appreciation on investments	4,764,140
Total	$4,230,179

The Fund elects to defer to the period ending April 30, 2019, capital losses recognized during the period November 1, 2017 to April 30, 2018 in the amount of $515,627.

The fund elects to defer to the period ending April 30, 2019, late year ordinary losses in the amount of $18,334.

5.  ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Henssler Asset Management, LLC (the “Adviser”) to provide investment management services to The Fund. Pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to The Fund’s daily average net assets. The amounts of expenses paid to the Adviser are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets and Liabilities.

The Company has entered into an Operating Service Agreement (the “Servicing Agreement”) with the Adviser to provide or arrange for day-to-day operational services to The Fund. Under the Servicing Agreement, the Adviser provides all of The Fund’s day-to-day operational services, excluding cost of brokerage, interest, taxes, litigation, independent directors’ fees and expenses, independent directors’ legal fees, premiums for directors’ liability insurance covering the Company’s independent directors, the Company’s allocable share of the salary and related costs for the Company’s Chief Compliance Officer, and extraordinary expenses. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% for the Investor Class and 0.20% for the Institutional Class as applied to the classes’ daily average net assets. The amounts of expenses paid to the Adviser as Operating Services Fees are reflected in the Statement of Operations and the amount of current liability is reflected in the Statement of Assets & Liabilities. The Company’s independent directors are each paid an annual fee of $12,000 per year, together with such directors’ actual out-of-pocket expenses associated with attendance at meetings. The annual fees are payable in four equal quarterly installments and are paid as of each quarterly meeting of the Board of Directors of the Company. The Company's Chief Compliance Officer receives compensation in accordance with the service agreement with the Company and the Adviser. The Company's allocable share of the Chief Compliance Officer's salary is reflected as Chief Compliance Officer Compensation Fees in the Statement of Operations. The officers of the Company, except the Chief Compliance Officer and the independent directors, will receive no compensation from the Company for performing the duties of their offices.

The Company and the Adviser have entered into a Fund Accounting and Administration Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to administrative, bookkeeping and pricing services.

Annual Report | April 30, 2018	23

Notes to the Financial Statements
April 30, 2018

The Company and the Adviser have entered into a Transfer Agency and Service Agreement with ALPS Fund Services, Inc. to provide day-to-day operational services to The Fund including, but not limited to transfer agent, dividend disbursing and record keeping services.

The Company has entered into a Distribution Agreement with ALPS Distributors, Inc. to provide distribution services to The Fund. ALPS Distributors, Inc. serves as underwriter/distributor of shares of The Fund.

The Fund Accounting and Administration fees, Transfer Agency fees, and Distribution fees are all paid by the Adviser.

Certain directors and officers of the Company are directors and officers of the Adviser.

6.  INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, excluding short-term investments and U.S. government obligations, by The Fund for the year ended April 30, 2018, were as follows:

Purchases	$2,336,169
Sales	$7,109,237

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of The Fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2018, the following entities owned beneficially 25% or greater of The Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

Class	Name	Percentage
Investor	Charles Schwab & Co.	32.10%
Institutional	State Street Bank & Trust Company	65.91%

8.  INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Company. Additionally, in the normal course of business, the Company enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Company maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred.

24	WWW.HENSSLER.COM

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

The Henssler Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Henssler Equity Fund (the “Fund”) as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of April 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 22, 2018

Annual Report | April 30, 2018	25

Additional Information
April 30, 2018 (Unaudited)

1.  N-Q DISCLOSURE

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For The Fund this would be for the fiscal quarters ending July 31st and January 31st. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Reference Public Room).

2.  PROXY PROCEDURES

The Company has adopted Portfolio Proxy Voting Policies and Procedures under which The Fund votes proxies related to securities held by The Fund. A description of the Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling toll-free at 1-800-936-3863 and (ii) on the SEC’s website at www.sec.gov. In addition, The Fund will be required to file a Form N-PX, with its complete voting record for the 12 months ended June 30th, no later than August 31st of each year. Once filed, the Form N-PX will be available (i) without charge, upon request, by calling toll-free at 1-800-936-3863 and (ii) on the SEC’s website at www.sec.gov.

3.  DIRECTORS AND OFFICERS

The business affairs of The Fund are managed under the direction of the Company’s Board of Directors in accordance with the laws of the State of Maryland. Directors who are not deemed to be “interested persons” of the Company, as defined in the 1940 Act, are referred to as “Independent Directors.” The Company’s Statement of Additional Information includes additional information about the Board of Directors and is available, without charge, upon request by calling toll-free 1-800-936-3863.

4.  TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended December 31, 2017:

Qualified Dividend Income 100%

Corporate Dividends Received Deduction 100%

In early 2018 if applicable, shareholders of record should have received this information for the distributions paid to them by The Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by The Fund, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, The Fund designated $3,578,440 as long-term capital gain dividends.

26	WWW.HENSSLER.COM

Directors & Officers
April 30, 2018 (Unaudited)

The table below sets forth the names, addresses and birth years of the Directors and principal officers of the Company, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Director in the Fund Complex and their other directorships of public companies. Each Director holds office until a respective successor is duly chosen and qualified.

Independent Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past Five Years
Robert E. Nickels (1943)	Director	Indefinite Term, Since 2002	Retired.	1	None.
Joseph W. Owen (1961)	Director	Indefinite Term, Since 2004	Vice President, Sybase Inc.	1	None.
Dr. Kathy S. Schwaig (1962)	Director	Indefinite Term, Since 2017	Dean, Kennesaw Business School	1	None.

Annual Report | April 30, 2018	27

Directors & Officers
April 30, 2018 (Unaudited)

Interested Directors and Officers2

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director During Past Five Years
Gene W. Henssler, Ph.D. (1940) [3]	President and Director	Indefinite Term, Since 1998	President, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	1	None.
Patricia T. Henssler, C.P.A. [3] (1954)	Executive Vice President, Treasurer and Director	Indefinite Term, Since 1998	Treasurer, G.W. Henssler & Associates, Ltd.; Certified Public Accountant, P.T. Henssler, C.P.A., LLC; Member, Henssler Asset Management, LLC.	1	None.
William G. Lako, Jr., CFP® (1970)	Vice President	Indefinite Term, Since 1998	Principal, G.W. Henssler & Associates, Ltd.; Member, Henssler Asset Management, LLC.	N/A	None.
Christopher E. Reeves, Esq. (1971)	Chief Compliance Officer	Indefinite Term, Since 2007	Attorney, Reeves Law, P.C.; Lantz & Reeves P.C.; Chief Compliance Officer, G.W. Henssler & Associates, Ltd. and Henssler Asset Management, LLC.	N/A	None.

[1]	Principal business address: 3735 Cherokee Street, Kennesaw, Georgia, 30144.
[2]	Each Director is not an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act (collectively, the “Independent Directors”)
[3]	Dr. Gene Henssler and Patricia Henssler are “interested persons” of The Fund as defined under the 1940 Act, because of their positions with the Investment Adviser; they are related by marriage.

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Adviser

Henssler Asset Management, LLC

3735 Cherokee Street

Kennesaw, Georgia 30144

Distributor

ALPS Distributors, Inc.

 1290 Broadway, Suite 1100

Denver, Colorado 80203

Custodian

Fifth Third Bank, N.A.

38 Fountain Square Plaza

Cincinnati, Ohio 45263

Transfer, Reception,

and Dividend Disbursing Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave.

Suite 800

Cleveland, Ohio 44115

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the Report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this Report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this Report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that there is no "audit committee financial expert" serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the Registrant's operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: Fees for audit services for the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, and for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $15,000 and $15,000, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, aggregate fees of $0 and $0, respectively, were billed to the Registrant for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements. For the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, the aggregate fees of $0 and $0 were billed to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the Registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, aggregate fees of $2,500 and $2,500, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. For the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, aggregate fees of $0 and $0 respectively, were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d)	All Other Fees: In Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, the aggregate fees $0 and $0 respectively, were billed to Registrant by the principal accountant for services reported in paragraphs (a) through (c) of this Item. For the Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, the aggregate fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for services other than the services reported in paragraph (a) through (c).

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: The Registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees: In Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, the aggregate non-audit fees of $0 and $0 were billed to the Registrant by the Registrant’s accountant for services rendered to the Registrant. In Registrant’s fiscal years ended April 30, 2018 and April 30, 2017, the aggregate non-audit fees of $0 and $0 were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Henssler Funds, Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler
President and Principal Executive Officer

Date:	July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

The Henssler Funds, Inc.

By:	/s/ Gene W. Henssler
Gene W. Henssler
President and Principal Executive Officer

Date:	July 6, 2018

By:	/s/ Patricia T. Henssler
Patricia T. Henssler
Treasurer and Principal Financial Officer

Date:	July 6, 2018